                                                                    EXHIBIT 99.6

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    FOR THE SALE OF ITS DIRECTORIES BUSINESS

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2003
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                          Historical           Pro Forma           Pro Forma
                                                                         Consolidated         Adjustments        Consolidated
                                                                         ------------         -----------        ------------
                                     ASSETS

Current assets:
       Cash and cash equivalents                                          $  33,482      $  35,545 (a)(b)(c)(d)    $ 69,027
       Restricted cash                                                          310             --                      310
       Accounts receivable - trade                                           45,536             --                   45,536
       Materials and supplies                                                10,924             --                   10,924
       Prepayments and other current assets                                   5,091           (100)(a)(b)             4,991
                                                                          ---------      ---------                ---------
             Total current assets                                            95,343         35,445                  130,788

Investment                                                                       --           1,078(b)                1,078
Property, plant and equipment, net                                          450,711            (25)(b)              450,686
Goodwill                                                                     77,225        (38,821)(b)               38,404
Intangible assets                                                            23,026             --                   23,026
Debt issuance costs                                                          20,484         (3,356)(a)(b)(d)         17,128
Deferred charges and other assets                                            26,030             --                   26,030
                                                                          ---------      ---------                ---------
Total assets                                                              $ 692,819      $  (5,679)               $ 687,140
                                                                          =========      =========                =========

                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
       Current portion of long-term obligations                           $   7,998      $      --                    7,998
       Accounts payable - affiliates                                          1,624          3,656 (b)                5,280
       Accounts payable, accrued and other current liabilities               45,596         (1,003)(b)               44,593
       Advance billings and customer deposits                                 9,852             --                    9,852
                                                                          ---------      ---------                ---------
             Total current liabilities                                       65,070          2,653                   67,723

Long-term obligations, net of current portion                               601,859       (106,650)(a)(b)(d)        495,209
Other deferred credits and long-term liabilities                             31,227             --                   31,227
Commitments and contingencies                                                    --             --                       --

Stockholders' equity (deficit):
       Preferred stock, no par, 5,000 authorized, no shares issued
         and outstanding                                                         --             --                       --
       Common stock, $.01 par value; 145,000 authorized,
         33,481 issued and 30,555 outstanding                                   334             --                      334
       Treasury stock, 2,926 shares at cost                                 (12,500)            --                  (12,500)
       Paid in capital in excess of par value                               277,810             --                  277,810
       Accumulated deficit                                                 (253,757)        98,318 (b)(c)(d)       (155,439)
       Accumulated other comprehensive loss                                 (17,224)            --                  (17,224)
                                                                          ---------      ---------                ---------
             Total stockholders' equity (deficit)                            (5,337)        98,318                   92,981
                                                                          ---------      ---------                ---------
Total liabilities and stockholders' equity  (deficit)                     $ 692,819      $  (5,679)               $ 687,140
                                                                          =========      =========                =========


 The notes to this unaudited pro forma condensed consolidated balance sheet are an integral part of the pro forma financial information presented.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           Historical        Pro Forma          Pro Forma
                                                                           Consolidated      Adjustments       Consolidated
                                                                           ------------      -----------       ------------
Operating revenue:
       Local telephone                                                       54,001               78 (g)          54,079
       Wireless                                                              10,330               --              10,330
       Directory                                                              8,278           (8,278)(e)              --
       Internet                                                               6,296               --               6,296
       Interexchange                                                          4,766               --               4,766
                                                                           --------         --------            --------
             Total operating revenue                                         83,671           (8,200)             75,471

Operating expense:
       Local telephone (exclusive of depreciation and amortization)          27,847              208 (g)          28,055
       Wireless (exclusive of depreciation and amortization)                  6,564               --               6,564
       Directory (exclusive of depreciation and amortization)                 3,449           (3,449)(e)              --
       Internet (exclusive of depreciation and amortization)                  9,276               --               9,276
       Interexchange (exclusive of depreciation and amortization)             6,589               --               6,589
       Depreciation and amortization                                         22,600               (2)(e)          22,598
       Loss on disposal of assets                                               746               --                 746
                                                                           --------         --------            --------
             Total operating expense                                         77,071           (3,243)             73,828

Operating income                                                              6,600           (4,957)              1,643

Other income and expense:
       Interest expense                                                     (13,329)           1,405 (f)         (11,924)
       Interest income and other                                                192               --                 192
       Equity in earnings of investment                                          --              478 (e)             478
                                                                           --------         --------            --------
             Total other income (expense)                                   (13,137)           1,883             (11,254)
                                                                           --------         --------            --------
Loss before income taxes                                                     (6,537)          (3,074)             (9,611)
Income taxes                                                                     --               --                  --
                                                                           --------         --------            --------
Loss from continuing operations                                            $ (6,537)        $ (3,074)           $ (9,611)
                                                                           ========         ========            ========
Loss per share from continuing operations - basic and diluted              $  (0.21)        $  (0.10)           $  (0.31)
                                                                           ========         ========            ========
Weighted average shares outstanding:
       Basic and diluted                                                     30,653           30,653              30,653
                                                                           ========         ========            ========


    The notes to this unaudited pro forma condensed consolidated statement of operations are an integral part of the pro forma
                        financial information presented.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           Historical        Pro Forma           Pro Forma
                                                                          Consolidated      Adjustments         Consolidated
                                                                          ------------      -----------         ------------
Operating revenue:
       Local telephone                                                       226,447               --              226,447
       Wireless                                                               43,180               --               43,180
       Directory                                                              33,604          (33,604)(h)               --
       Internet                                                               20,847               --               20,847
       Interexchange                                                          19,424               --               19,424
                                                                           ---------         --------            ---------
             Total operating revenue                                         343,502          (33,604)             309,898

Operating expense:
       Local telephone (exclusive of depreciation and amortization)          117,277              421 (j)          117,698
       Wireless (exclusive of depreciation and amortization)                  27,912               --               27,912
       Directory (exclusive of depreciation and amortization)                 14,170          (14,170)(h)               --
       Internet (exclusive of depreciation and amortization)                  29,502               --               29,502
       Interexchange (exclusive of depreciation and amortization)             27,547               --               27,547
       Depreciation and amortization                                          82,940              (11)(h)           82,929
       Loss on disposal of assets                                              2,163               --                2,163
       Goodwill impairment loss                                               64,755               --               64,755
                                                                           ---------         --------            ---------
             Total operating expense                                         366,266          (13,760)             352,506

Operating loss                                                               (22,764)         (19,844)             (42,608)

Other income and expense:
       Interest expense                                                      (51,704)           5,870 (i)          (45,834)
       Interest income and other                                               2,203               --                2,203
       Equity in earnings of investment                                           --            1,911 (h)            1,911
                                                                           ---------         --------            ---------
             Total other income (expense)                                    (49,501)           7,781              (41,720)
                                                                           ---------         --------            ---------

Loss before income taxes                                                     (72,265)         (12,063)             (84,328)
Income taxes                                                                      --               --                   --
                                                                           ---------         --------            ---------

Loss from continuing operations                                            $ (72,265)        $(12,063)           $ (84,328)
                                                                           =========         ========            =========

Loss per share from continuing operations - basic and diluted              $   (2.30)        $  (0.38)           $   (2.68)
Weighted average shares outstanding:
       Basic                                                                  31,464           31,464               31,464
       Diluted                                                                31,474           31,474               31,474


    The notes to this unaudited pro forma condensed consolidated statement of operations are an integral part of the pro forma
                        financial information presented.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION

      The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 presents the consolidated financial position of Alaska Communications Systems Group, Inc. (the "Company") assuming the sale of certain net assets of its directory segment (the "Directories Business") indirectly to a Canadian Income Trust (the "Transaction") had been completed on that date. The unaudited pro forma condensed consolidated statements of operations of the Company for the three months ended March 31, 2003 and for the year ended December 31, 2002 presents the Company's consolidated results of operations assuming that the Transaction had been completed on January 1, 2003 and January 1, 2002, respectively. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company. The adjustments set forth in the "Pro Forma Adjustments" column are described more fully in Note 2 to the unaudited pro forma condensed consolidated financial information.

      Following the Transaction, which was completed on May 8, 2003, the Company retained a minority interest in the Directories Business of 12.58%. The Company will also maintain minority representation through up to three Managers of the permitted nine Managers of ACS Media LLC, the newly formed operating company for the Directories Business, so long as it owns an interest of 10% or more in the Directories Business or has material contracts with it. Therefore, the Company's financial statements will no longer include the financial position, results of operations or cash flows previously attributed to its Directories Business after the date of the Transaction. The Company will continue to record its pro-rata share of earnings or loss of the Directories Business under the equity method of accounting for partnership interests. Accordingly, the unaudited pro forma condensed consolidated financial information presented reflects the exclusion of the assets and liabilities disposed of and the results of operations of the Directories Business. The minority interest in the projected earnings or loss of the Directories Business has been reflected in these unaudited pro forma condensed consolidated statements of operations.

      The Company's retained 12.58% interest in ACS Media LLC is subject to an exchange rights agreement that permits conversion to 2,519 units of the ACS Media Income Fund (the "Fund") after the expiration of a ninety-day lockup period. Units of the Fund are traded on the Toronto Stock Exchange under the symbol AYP.UN. The Company can sell its exchanged units to a qualified investor or investors in a private placement transaction or offer them in a secondary public offering at its option after the expiration of a 180 day lockup agreement with the underwriters of the Fund's offering in Canada.

      This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and the related notes such financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2002 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on March 6, 2003 and May 6, 2003, respectively. Our unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and does not necessarily reflect the results of operations or financial position for the Company that would have existed had we operated without our Directories Business for the periods presented and should not be relied upon as being indicative of our future results after the transaction.

2. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2003

      The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the following transactions as if they had occurred on March 31, 2003. Actual amounts could vary from these pro forma adjustments.

      (a)   Debt issuance by the Company

            The Company entered into an arrangement with the Metropolitan Life Insurance Company (MetLife) to provide a credit facility to its Directories Business on May 8, 2003 immediately prior to the sale of its Directories Business to the Fund. The Company then drew $35,000 of term loans against the facility, using $1,468 to pay fees and expenses related to the debt issuance and $87 to prepay an annual agency fee to MetLife. Of the $33,445 in net cash proceeds, $413 was deposited into the Directories Business as cash working capital and the Company retained $33,032. The credit facility is non-recourse to the Company after the completion of the Transaction.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

      (b) Proceeds of the Fund's Offering and the Company's sale of a majority interest in the Directories Business to the Fund

            Based on an underwriting and investment agreement signed on April 28, 2003, the Fund sold 17,500 units (the "Offering") on May 8, 2003 for net proceeds of $110,435, after deducting its underwriters' fees and transaction expenses of $10,246. The Funds net proceeds were used to acquire from the Company an 87.42% interest in the Directories Business. The Company received net proceeds of $105,059 after deducting its fees and expenses associated with the Transaction of $5,376.

            As a part of the sale of a majority interest in the Directories Business, the Fund has acquired certain assets and assumed certain liabilities and the Company has retained a minority interest in the business, which it will account for under the equity method for partnerships. The following table indicates the Company's estimated basis in assets sold to and liabilities assumed by the Fund and its retained interest as if the Transaction had closed on March 31, 2003.

Proceeds of the Transaction:
     Gross proceeds from the Fund                                 $ 110,435
     Fees and expenses of the Transaction                            (5,376)
                                                                  ---------
Net proceeds of the Transaction                                   $ 105,059
                                                                  =========

Pro forma basis in Directories Business sold:
     Assets sold to the Fund:
          Current assets *                                        $   4,256
          Property, plant and equipment, net                             25
          Goodwill                                                   38,821
          Debt issue cost                                             1,468
                                                                  ---------
                                                                     44,570
     Liabilities assumed by the Fund:
          Current liabilities                                        (1,003)
          Long-term debt                                            (35,000)
                                                                  ---------
     Basis of Directories Business                                    8,567
     Equity in minority interest retained                            (1,078)
                                                                  ---------
Basis in net assets sold to the Fund                              $   7,489
                                                                  =========

Pro forma gain on sale of Directories Business **                 $  97,570
                                                                  =========

            * Current assets includes $3,656 representing the equivalent of approximately 40 days of accounts receivable of the Directories Business carved out of the Company's accounts payable - affiliates that had previously been eliminated while the Directories Business was a wholly owned consolidated subsidiary. This amount is reflected as "accounts payable - affiliates" in the unaudited pro forma condensed consolidated balance sheet.

            ** The Company expects to realize an income tax benefit from net operating loss carryforwards equal to the income tax effect of the Transaction of approximately $40,100. This income tax benefit from net operating losses had previously been fully reserved.

      (c) The Company realized a gain on foreign exchange of $4,104 as a result of currency fluctuation from Cdn$1.45 to US$1 on April 28, 2003, the date the underwriting and investment agreements were executed, to Cdn$1.40 to US$1 on May 8, 2003, the date the Offering closed and the Transaction was consummated. The Offering was conducted in Canada and the Fund trades under the symbol AYP.UN on the Toronto Exchange. The adjustment represents the effects of this exchange gain as if it had occurred on March 31, 2003.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


      (d) As a condition of obtaining an amendment and waiver to the Company's senior bank credit facility obtained to permit the sale of its Directories Business, the Company was required to use a specified amount of the proceeds to prepay a portion of the outstanding term loans under the facility. To fulfill this requirement, the Company prepaid $106,650 of outstanding bank debt on May 13, 2003. As a result of the early extinguishments of outstanding debt, $3,356 of debt issuance cost was charged to interest expense as a component of continuing operations. The adjustment represents the effects of this prepayment as if it had occurred on March 31, 2003.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2003

      The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2003 has been prepared to reflect the following adjustments as if the Transaction had occurred on January 1, 2003. The unaudited pro forma condensed consolidated statement of operations does not reflect the effect of the following pro forma adjustments, as they are non-recurring in nature:

      - The gain on disposition of an 87.42% interest in the Company's Directories Business as described in (b),

      -     The gain on foreign exchange as described in (c), and

      - The pro-rata charge off of debt issuance cost resulting from the early extinguishments of debt as described in (d).

      Only results from continuing operations are depicted. Actual amounts could vary from these pro forma adjustments.

      (e) Represents the effect of eliminating the results of operations of the Directories Business from the unaudited pro forma condensed consolidated statement of operations as a result of the sale of 87.42% of that business to the Fund and recording the Company's retained 12.58% interest in the projected results of the Directories Business on a stand-alone basis under the equity method of accounting for partnership interest.

      (f) Represents the effect of the prepayment of $106,650 of the Company's senior bank credit facility on the unaudited pro forma condensed consolidated statement of operations as described more fully in (d). The adjustment to interest expense includes a reduction to quarterly cash interest expense of $1,209 and a reduction to quarterly debt issuance cost amortization of $196.

            The senior bank credit facility that was partially prepaid as a condition of the transaction is variable interest rate debt based on the one, two, three or six month London Inter-Bank Offer Rate, or LIBOR, at the Company's option at each term loan contract rollover date. The average LIBOR rate in effect at the time of the prepayment was 1.375%. A 1/8% increase in the LIBOR rate would increase the $1,209 adjustment for quarterly cash interest expense by $34 and a 1/8% decrease in the LIBOR rate would decrease it by $34.

      (g) Represents $78 of incremental quarterly revenue related to a 10 year billing and collection contract, $49 of corporate joint and common cost previously allocated to the directories business that will now be absorbed by the Company's remaining businesses, $75 of incremental quarterly white pages publishing costs and $81 of incremental yellow pages advertising costs anticipated under a 50 year publishing agreement with the Directories Business, and $3 of other expense.

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002

      The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 has been prepared to reflect the following adjustments as if the Transaction had occurred on January 1, 2002. The unaudited pro forma condensed consolidated statement of operations does not reflect the effect of the following pro forma adjustments, as they are non-recurring in nature:

      - The gain on disposition of an 87.42% interest in the Company's Directories Business as described in (b),

      -     The gain on foreign exchange as described in (c), and

      - The pro-rata charge off of debt issuance cost resulting from the early extinguishments of debt as described in (d).

Only results from continuing operations are depicted. Actual amounts could vary from these pro forma adjustments.

      (h) Represents the effect of eliminating the results of operations of the Directories Business from the unaudited pro forma condensed consolidated statement of operations as a result of the sale of 87.42% of that business to the Fund and recording the Company's retained 12.58% interest in the projected results of the Directories Business on a stand-alone basis under the equity method of accounting for partnership interest.

      (i) Represents the effect of the prepayment of $106,650 of the Company's senior bank credit facility on the unaudited pro forma condensed consolidated statement of operations as described more fully in (d). The adjustment to interest expense includes a reduction to annual cash interest expense of $5,077 and a reduction to annual debt issuance cost amortization of $793.

            The senior bank credit facility that was partially prepaid as a condition of the transaction is variable interest rate debt based on the one, two, three or six month LIBOR at the Company's election at each term loan contract rollover date. The average LIBOR rate in effect at the time of the prepayment was 1.375%. A 1/8% increase in the LIBOR rate would increase the $5,077 adjustment for avoided annual cash interest expense by $135 and a 1/8% decrease in the LIBOR rate would decrease it by $135.

      (j) Represents $106 of corporate joint and common cost previously allocated to the directories business that will now be absorbed by the Company's remaining businesses, $300 of incremental annual white pages publishing costs anticipated under a 50-year publishing agreement with the Directories Business and $15 of other.